CENTURION T.A.A. FUND, INC.
                            Portfolio Review
                        as of December 31, 1998


              Fund Highlights                     Top Ten Holdings

                   12/31/97    12/31/98    Hershey Creamery            4.1%
Net Assets:       $8,268,736  $4,935,360   Cisco Systems               2.3%
                                           Novacare Conv. 5.5%         2.0%
NAV Per Share:                             United Investors REIT       2.0%
                                           Dow Jones Index Dec 00,90,P 1.9%
  Class A:          $3.35      $3.04       Transmaritime, 8.5%, 2000   1.8%
  Class B:          $3.33      $3.00       Rock Bottom Restuarant      1.8%
  Class C:          $3.33      $2.99       Intel                       1.8%
  Class D:          $3.36      $3.05       Southern Energy Homes       1.6%
                                           United Dominion REIT        1.6%
Share Outstanding: 2,484,106   1,643,245


Portfolio Allocation by Sector
  as of December 31, 1998


Graph                                      Top Ten Sectors

                                           Real Estate Investment Trust 13.1%
                                           Cash and Commerial Paper     11.8%
                                           Health                        5.6%
                                           Industrial Services           4.7%
                                           Technology                    4.7%
                                           Consumer Products             4.5%
                                           Natural Resources             3.7%
                                           Indexes                       3.4%
                                           Industrial Products           3.3%
                                           Financial Services            1.4%


				TOTAL RETURN
			Through December 31, 1998
(Since new management and investment objectives--January 1995)

                              Last    Since      Date of
                  Quarter     Twelve  Changeor   First
                              Months  FirstSales Sale
Class A:(1)		-5.04%	-8.89%   -9.02%   1/07/97
Class B:		-5.36%	-9.91%   -7.54%   1/07/97
Class C:		-5.68%     -10.21%   -3.04% 	12/31/94
Class D:		-5.28%      -8.09%   -2.77%   12/06/96

(1) Does not include commission load of 4.75% when purchased


				TOTAL RETURN
			Through December 31, 1998
			(Since inception--January 1982)


                              Last
                  Quarter     Twelve  Five  Ten   Since
                              Months  Year  Year  Inception

Class A:(1)       -5.04%     - 8.89%    *     *       -9.02%
Class B:          -5.36%     - 9.91%    *     *       -7.54%
Class C:          -5.68%     -10.21%   -8.89% -5.13%   2.07%
Class D:          -5.28%     - 8.09%    *     *       -2.77%

*Shares of this Class not available for the total period
(1) Does not include commission load of 4.75% when purchased


                           CENTURION T.A.A. FUND, INC.


                                  1999 Annual Report

Influences on Markets

    NASDAQ value is soaring. As of February 2, 1999, the NASDAQ stock market has traded more than a billion shares for 9 of the last 21 sessions. Previoulsy, there had never been more than two straight days with a billion plus shares. Moreover, there were only nine trading days with over a billion shares traded on the NASDAQ in all of 1998. What concerns us is that the size of the average trade is only 1200 shares, down significantly in size from a year ago. This means that more and more amateurs are trading and, obviously, they are trading more often. A lot of this can be chalked up to "net mania" (tulip.com).

     The shrinking memories of investors seems almost fantasy-like.
It was only last fall that President Clinton gave warning of the worst financial crisis World War II when talking about the Asian meltdown, Russian default and Brazil's problems (of course, it was an election year). The Asian economic crisis feels like it happened last century. It seems as though the vastly accelerated pace of internet time is operating through our collective memories, quickly pushing bad memories to the distant corners of our mind. Generally, collective amnesia proves fatal to those who have engaged in it.
What really has changed in a mere four months time? Russis is still a mess; Brazil blew $41 billion of the IMF's money, and is still a mess; the fourth largest oil company is Russia defaulted this past month and less than two years ago, Brisith Petroleum paid over $500 million for 10% ownership of the company; Japan is still reeling with bad news on a daily basis; one of China's largest corporations defaulted on its debt. We are concerned with the blind faith of investors who think the stock market is without risk. As a money manager, I feel we are watching a disaster in the making. One can just feel that massive sums of money will be lost.

Two-Tier Market

     While there can be no denying that the market index averages showed that 1998 was an up year, only approximately 40% of the stocks on the New York Stock Exchange were up, which means 60% were either unchanged or down. The S&P was up 28% in 1998. It should be noted though that the average performance of the top
50 stocks in the S&P 500 was up in excess of 55%. At year end the S&P top 50 was selling at 38 times estimated 1999 earnings while the small cap index is selling at only 17 times earnings. While your Fund has performed in line with other "market neutral funds," it trailed the S&P 500 again in 1998.

Market Volatility

     In addition to the two tier market described above, market volatility returned to the markets in a big way last year. The decrease in equities in August 1998 was the largest decrease since October 1987. We anticipate that 1999 will be more of the same market volatility; however, we believe that "value stocks" will bring the greatest rewards.

Adapting Investment Strategy to Current Markets

    Since the sell off in the third quarter, we have positioned the Fund around core holding of value oriented equities selling at reasonable price earning ratios and paying substantial dividends. A large part of this holding is in real estate investment trusts. We are also take advantage of the "tulip.com mania" by shorting those selected stocks that are really nothing more than an announcement by promoters of some "get rich quick" scheme. This strategy has led us to outperform the S&P 500 for the two months ended February 28, 1999. While two months do not make a year, we feel that tremendous advantage can be gained by keeping a cool head and looking at the market realistically. Over the long run, value wins out.

Sincerely,

CENTURION T.A.A. FUND, INC.



Jack K. Heilbron
Chief Investment Officer


TABLE OF CONTENTS

INDEPENDENTS AUDITOR'S REPORT

FINANCAIL STATEMENTS:

    Statement of Assets and Liabilities

    Statement of Investment Securities

    Statement of Covered Call Options Written

    Statement of Securities Sold Short

    Statement of Operations

    Statement of Changes in Net Assets

    Notes to Financial Statements



                     INDEPENDENT AUDITOR'S REPORT



Board of Directors and Shareholders
Centurion T.A.A. Fund, Inc.
(formerly Excel Value Fund, Inc.)

We have audited the accompanying statement of assets and liabilities of Centurion T.A.A. Fund, Inc., including the statements of investment securities, covered call options written, and securities sold short as of December 31, 1998, and the related statement of operations for the year ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for the five years then ended. These financial statements and per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our precedures included confirmation of securities owned as of December 31, 1998, by correspondence with custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Centurion T.A.A. Fund, Inc., as of December 31, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for the five years then ended in conformity with generally accepted accounting principles.


Squire & Co.
/s/

February 5, 1999
Poway, California

CENTURION T.A.A. FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998


ASSETS

Investments in Securities, at value,
(identified cost $4,703,475)"						$	4,218,170

 Cash and Deposits							        308,854
 Receivables:
   Dividends							                7,350
   Interest							                     14,574
   Investment securities sold							  235,801
Margin Deposit for Securities Sold Short					1,872,161

          TOTAL ASSETS							      6,656,910

LIABILITIES

Covered Call Options Written, at market value,
(premiums received $107,602)							  191,200
Securities Sold Short, at market value,
(sales proceeds received $1,130,461)					1,162,849
 Payables:
   Accounts payable							         46,695
   Investment securities purchased						   51,739
   Fund shares redeemed							        270,067

          TOTAL LIABILITIES							1,722,550

NET ASSETS 						                       $4,934,360

Class A:
Net asset value and offering price per share
($7,757 divided by 2,549 shares outstanding)                      $   3.04
Class B:
Net asset value and offering price per share
($431 divided by 144 shares outstanding)                          $   3.00
Class C:
Net asset value and offering price per share
($4,166,397 divided by 1,391,770 shares outstanding)              $   2.99
Class D:
Net asset  value and offering price per share
($759,775 divided by 248,782 shares outstanding)                  $   3.05


  The accompanying notes are an integral part of the financial statements.


CENTURION T.A.A. FUND, INC.

STATEMENT OF INVESTMENT SECURITIES
December 31, 1998

Shares or		                      	     % of                Value
Principal			                       Net			 (Note 1)
Amount	Description	                 Notes Assets       Security	 Sector

	COMMON STOCKS                            46.3%

	CONSUMER PRODUCTS	                        6.0%
1,000	BEATRICE (TLC)                      (b)              $52,000
80	HERSHEY CREAMERY                                     200,000
2,000	SUNGLASS HUT                    (a) (b)               14,000
1,200	VLASIC FOODS INTL	                  (b)               28,500
                                                                     $294,500
	CONSUMER SERVICES                         1.8%
16,500ROCK BOTTOM	                        (b)               89,718
                                                                       89,718
	FINANCIAL SERVICES                        3.4%
2,600 CAL FED LITIGATION WARRANTS         (b)               32,175
12,000GOLDEN STATE LITIGATION WARRANTS    (b)               54,750
2,500 COAST FEDERAL LITIGATION WARRANTS   (b)               16,562
1,000 HANCOCK HOLDING                                       45,500
900	PIONEER GROUP                       (b)               17,775
                                                                      166,762
	HEALTH                                    4.5%
2,000 CARDIAC PATHWAYS	                  (b)                8,500
4,500 CYPROS                              (b)               13,219
2,000 GELTEX                          (a),(b)               45,250
4,000 GENZYME TISSUE                      (b)                9,000
1,500 LIGAND PHARMACTICAL                 (b)               17,437
5,000 LIPOSOME CO.                    (a),(b)               77,187
2,500 PERRIGO                             (b)               22,031
3,000	SCIOS, INC                          (b)               31,125
                                                                     223,749
	INDUSTRIAL PRODUCTS                        3.4%
3,300 BETHLEHEM STEEL                     (b)               27,637
75    BOSTON SAND & GRAVEL                (b)               24,375
1,200 GLATFELTER (PH)                     (b)               14,775
1,000 JEWETT CAMERON TRADING              (b)                5,062
27,600NORTHWEST STEEL & WIRE              (b)               17,250
13,200SOUTHERN ENERGY HOMES               (b)               80,850
                                                                    169,949
	INDUSTRIAL SERVICES                        5.6%
1,000 BAKER HUGHES                                          17,687
300   BOUYGUES OFFSHORE                                      3,187
1,100 CHEMED                                                36,850
2,000 CORRECTIONS CORP	                  (b)               35,000
2,000	EAGLE GEOPHYSICAL	                  (b)                7,750
140   FARMER BROTHERS                     (b)               29,960
40    GREY ADVERTISING	                                    14,560
2,140	OCTEL	(b)29,692
1,500	R&B FALCON	                        (b)               11,437
21,150TRANSCOASTAL MARINE                 (b)               62,789
2,500UNIFAB INTL                          (b)               20,000
1,000WORKFLOW MANAGEMENT                  (b)                6,625
                                                                    275,537
	INTERNATIONAL                              1.8%
5,000 EMERGING MEXICO                     (b)              $29,062
11,000LATIN AMERICA SMALLER CO                              61,875
								                                                            $90,937
	NATURAL RESOURCES                           2.6%
1,000 EURO NEVADA(CN)                                       16,190
1,220 FRANCO NEVADA(CN)                                     23,278
300   FREEPORT COPPER & GOLD                                 3,131
2,000 GULF CANADA RESOURCES               (b)                5,875
1,110 HOMESTAKE MINING                                      10,129
816	NEWMONT MINING                                        14,739
5,000 PAN AMERICAN SILVER                 (b)               25,000
58,000SUNSHINE MINING                     (b)               29,000
                                                                    127,342
	REAL ESTATE	                              13.5%
1,000 ALICO                                                 18,000
3,000 BODDIE NOELL PROPERTIES	                              31,313
5,250 CCA PRISON REALTY	                                    71,750
2,800 ENTERTAINMENT PROP TRUST                              47,600
2,600 ESSEX PROPERTY TRUST                                  77,350
185   HORIZON GROUP PROPERTIES                                 717
1,100 MERIDIAN INDUSTRIAL TRUST                             25,575
1,800 MIDAMERICA APARTMENTS                                 40,838
3,700 PRIME RETAIL                                          36,306
3,100 STORAGE TRUST REALTY                                  72,462
7,600 UNITED DOMINION                                       78,375
14,400UNITED INVESTORS REIT                                 97,200
1,800 WASHINGTON REIT                                       33,413
1,200	WEEKS CORP                                            33,825
                                                                    664,723
	TECHNOLOGY                                 3.7%
1,500 ADVANCED MICRO DEVICES             (b)                43,406
1,000 BRIGHTPOINT	                       (b)                13,750
1,000 EXCITE                        (a), (b)                42,063
3,300 INTERGRAPH                    (a), (b)                18,975
2,100 ROGUE WAVE SOFTWARE                (b)                18,375
1,600 SYSTEMS & COMPUTERS                (b)                22,000
5,000 WESTELL                            (b)                24,375
                                                                    182,944
       TOTAL COMMON STOCKS (COST $2,688,330)                      2,286,160

       PREFERRED STOCKS                           1.3%

2,900 PATINA OIL & GAS, 7.125%                              51,838
400   AMAX GOLD, 3.75%                                      14,400
      TOTAL PREFERRED STOCKS (COST $99,966)                          66,238

	OPTIONS AND WARRANTS                        24.9%

	CONSUMER PRODUCTS                            3.1%
4,000 CHS ELECT, JAN, 17 1/2, PUTS                           5,250
2,800 HON INDUSTRIES, FEB, 30, PUTS                         18,900
15,000PIER ONE, MAR, 5, CALLS       (a)                     67,500
4,000 ROSS STORES, FEB, 35, PUTS                             3,750
4,000 TELSAVE, JAN, 15, PUTS                                 4,500
1,600 UNILEVER, JAN, 50, CALLS      (a)                     53,200
2,000 ZALE CORP, FEB, 25, PUTS                                 500
                                                                    153,600
	CONSUMER SERVICES                            0.2%
4,000 CBS, JAN, 25, PUTS                                       250
1,000 FAMILY GOLF, FEB, 20, PUTS                             2,625
4,000 KLM, MAR, 30, PUTS                                     7,000
                                                                      9,875
	FINANCIAL SERVICES                           0.9%
4,000 CITIGROUP, JAN (01), 40, PUTS(a)                      23,750
4,000 ING, JAN, 55, PUTS                                     2,250
10,000LEHMAN BROS, APR, 25, PUTS                             3,750
2,000 TCF FINANCIAL, JAN, 25, CALLS(a)                       1,000
4,000 TORCHMARK, FEB, 45, PUTS                              13,750
                                                                     44,500
	HEALTH                                        3.8%
3,000 BECT DICSON, MAR, 35, CALLS                           25,125
2,000 BIOTIME, MAR, 10, PUTS                                 2,000
3,000 BMC SOFTWARE, FEB, 40, CALLS                          21,562
2,500 CENTOCOR, JAN(00), 25, CALLS  (a)                     57,812
3,000 SCHRING PLH, JAN 00, 30, CALLS(a)                     78,750
                                                                    185,249
	INDUSTRIAL PRODUCTS                            1.2%
1,100 CORNING GLASS, JAN, 30, CALLS                         16,637
2,000 AVNET, FEB, 55, PUTS                                   3,250
3,000 BOEING, JAN (01), 25, CALLS                           37,875
                                                                     57,762
	INDUSTRIAL SERVICES                            1.3%
4,000 BURLNGTN NORTH, JAN, 35, PUTS                          5,750
4,500 SCHLMBERGER, JAN(00), 40, CALLS(a)                    56,250
4,000 WASTE MANAGEMENT, JAN, 45, PUTS                        3,750
                                                                     65,750
	INTERNATIONAL                                   1.0%
2,800 TEL ARGEN, JAN, 37 1/2, PUTS                          26,950
2,800 TELCON ARGEN, JAN, 35, PUTS                           21,350
                                                                     48,300
	INDEXES                                         2.7%
5,000 DOW JONES, DEC (00), 80, PUTS                         35,625
10,000DOW JONES INDEX, DEC 00, 90, PUTS                     95,625
                                                                    131,250
	NATURAL RESOURCES                               1.2%
5,000 BARRICK GOLD, JAN(00), 15, CALLS  (a)                 32,811
10,000HOMESTAKE MINING, JAN(00), 10, CALLS(a)               27,500
26,900SUNSHINE MINING WARRANTS                                 420
                                                                     60,731
	TECHNOLOGY                                      9.6%
900   ALLIANT TECH, FEB, 60, CALLS                          20,362
2,000 CISCO, JAN (01), 45, CALLS      (a)                  112,500
2,700 CYPRESS SEMICONDUCTOR, MAR, 10, CALLS                  1,181
2,000 HEWLETT PACKARD, JAN(01), 45, CALLS(a)                59,500
2,000 INTEL, JAN (01), 60, CALLS         (a)               133,500
1,800 LUCENT, JAN (00), 60, CALLS        (a)                98,325
700   RAMBUS, FEB, 55, CALLS             (a)                29,531
600   SPRINT, JAN, 65, CALLS                                18,225
                                                                    473,124
       TOTAL OPTIONS AND WARRANTS (COST $1,190,428)               1,230,141

	FIXED INCOME                                   7.3%

	CORPORATE BONDS                                6.0%
100   AGNICO, CONVERTIBLE, 3.5%, DUE 1-27-04                60,000
40    GOLDEN BOOK, 7.65%, DUE 9-15-02                       11,800
50    NORTHWEST STEEL & WIRE, 9.5%, DUE  6-15-01            31,500
125   NOVA, CONVERTIBLE,  5.5%, DUE 1-15-00                101,093
1.006	MOUNTAIN STATES GTY MTG, 1-G, 9.4%,DUE 8-1-18          1,000
100   TRANSMARITIME, 8.5%, DUE 10-27-00                     91,000
                                                                    296,393
	U.S. GOVERNMENT AGENCY BONDS                   1.3%
23.75	FNMA G93-40 ZC, 6.5%, 12-25-23                        23,631
25.954FNR 91-56M, 6.75%, 6-25-21                            26,270
14.497FNMA 61G, 7.0%, 9-25-20                               14,474
                                                                     64,375
      TOTAL FIXED INCOME (COST $449,888)                            360,768

	COMMERCIAL PAPERS                              5.6%
275   GMAC COMMERCIAL PAPER, DUE 1-4-99                    274,863
      TOTAL COMMERCIAL PAPER (COST $274,863)                        274,863

	TOTAL INVESTEMENT IN SECURITIES                85.5%        4,218,170

	COVERED CALL OPTION SECURITES                  -3.9%         -191,200

	SECURITIES SOLD SHORT                         -23.6%       -1,162,849

	  NET INVESTMENT IN SECURITIES                 58.0%        2,864,121

	  CASH                                          6.3%          308,854

	  MARGIN DEPOSIT ON SECURITIES SOLD SHORT	     37.9%        1,872,161

	  OTHER ASSETS LESS LIABILITIES                -2.2%         -110,776

	            NET ASSETS                        100.0%       $4,934,360

  (a)  Call options have been written against this position.
  (b)  Non-income producing securities.
  (c) Total unrealized depreciation on investments consists of gross unrealized gains of $582,450 and gross unrealized losses of $1,186,866.



"CENTURION T.A.A. FUND, INC."

STATEMENT OF COVERED CALL OPTIONS WRITTEN
December 31, 1998


Shares or			                  % of		Value
Principal			                  Net		(Note 1)
Amount	Description		            Assets	Security	Sector

	CONSUMER PRODUCTS	                  -0.65%
-10,000PIER ONE, JAN, 10, CALLS                       $ -4,375
-5,000 PIER ONE, MAR, 7 1/2, CALLS                     -13,125
-2,000 SUNGLASS HUT, JAN, 7 1/2, CALLS                  -1,125
-1,600 UNILEVER, JAN, 75, CALLS                        -13,400
                                                                   $-32,025
	FINANCIAL SERVICES                  -0.02%
-4,000 CITIGROUP, JAN, 40, PUTS                           -750
                                                                       -750
	HEALTH                              -1.26%
-2,500 CENTOCOR, JAN, 40, CALLS                        -13,125
-2,000 GELTEX, JAN, 17 1/2, CALLS                      -10,375
-5,000 LIPOSOME, JAN 7 1/5, CALLS                      -38,750
                                                                    -62,250
	INDUSTRIAL SERVICES                 -0.07%
-1,500 SCHLUMBERGER, MAY, 55, CALLS                     -3,375
                                                                     -3,375
	NATURAL RESOURCES	                  -0.08%
-3,000 BARRICK GOLD, JAN, 25, CALLS                       -188
-4,000 HOMESTAKE, APR, 12 1/2, CALLS                    -2,500
-4,000 HOMESTAKE, JAN(99), 10, CALLS                    -1,000
-2,000 HOMESTAKE, JAN(99), 15, CALLS                      -125
                                                                     -3,813
	TECHNOLOGY                          -1.80%
-500  CISCO, JAN (00), 100, CALLS                       -8,562
-500  CISCO, JAN (00), 95, CALLS                        -9,500
-1,000EXCITE, JAN, 55, CALLS                              -625
-500  HEWLETT PACKARD, JAN, 70, CALLS                     -719
-1,200INTEL, JAN, 80, CALLS                            -47,100
-3,300INTERGRAPH, JAN, 7 1/2, CALLS                       -412
-1,000LUCENT, JAN, 90, CALLS                           -20,625
-700  RAMBUS, JAN, 105, CALLS                           -1,444
                                                                    -88,987
	  TOTAL                             -3.87%                  $-191,200


"CENTURION T.A.A. FUND, INC."

STATEMENT OF SECURITIES SOLD SHORT
December 31, 1998


Shares or                         % of                Value
Principal                         Net			       (Note 1)
Amount	Description           Assets              Security     Sector

	CONSUMER PRODUCTS	          -4.29%
-2,000 EXIDE, JAN, 15, PUTS                            $-1,125
-5,000 EXIDE                                           -81,250
-2,100 JOSTENS                                         -54,862
-4,300 SEATTLE FILM WORKS                              -19,887
-4,300 SEATTLE FILM, JAN, 5, PUTS                       -2,687
-4,000 BOOKS A MILLION                                 -52,000
                                                                 $-211,811
	CONSUMER SERVICES           -3.66%
-2,000 DATA TRANS NETWORK, FEB 25, PUTS                 -2,625
-2,000 DATA TRANS NETWORK, JAN, 25, PUTS                  -875
-4,000 DATA TRANSMISSION NETWORK                      -115,500
-2,000 SYLVAN                                          -61,000
-2,000 SYLVAN, JAN, 25, PUTS                              -500
                                                                  -180,500
	FINANCIAL SERVICES           -2.83%
-2,000 ASTORIA FINANCIAL	                         -91,500
-2,000 TCF FINANCIAL                                   -48,375
                                                                  -139,875
	HEALTH                       -1.03%
-1,500 CURATIVE                                        -50,250
-3,000 SCHERING PLOUG JAN 60 C	                      -750
                                                                   -51,000
      INDUSTRIAL PRODUCTS          -1.49%
-1,800YORK INTERNATIONAL                               -73,463
                                                                   -73,463
	INDEXES                      -1.08%
-10,000DOW JONES INDEX, JAN, 85, PUTS                   -1,875
-5,000 WEBS - MEXICO                                   -51,250
-5,000 DOW JONES INDEX, JAN, 80, PUTS                     -313
                                                                   -53,438
	INDUSTRIAL SERVICES          -1.97%
-2,400 INTERNATIONAL SPEEDWAY                          -97,200
                                                                   -97,200
	TECHNOLOGY                   -7.21%
-3,000 APPLE COMPUTER, JAN, 32 1/2, PUTS                  -750
-3,000 APPLE COMPUTER                                 -122,813
-4,800 CYBERIAN OUTPOST                               -132,000
-2,000 CYBERCASH, JAN 15, PUTS                          -3,250
-4,100 CYBERCASH                                       -61,500
-2,000 MULTIPLE ZONE                                   -35,250
                                                                   -355,563
	  TOTAL                     -23.57%                       $-1,162,849




CENTURION T.A.A. FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998


INVESTMENT INCOME

 Dividends	                                          $ 75,042
 Interest	                                           149,089

   Total investment income                                       224,131

EXPENSES

 Investment advisory fees                            $ 72,126
 Distribution expenses                                 62,985
 Registration and filing fees	                          9,806
 Fund accounting fees                                  23,982
 Custodian fees and expenses                           40,441
 Audit fees and expenses                                5,400
 Directors' fees and expenses	                         12,014
 Transfer agent fees                                    2,830
 Insurance                                              1,953
 Other expenses	                                      5,693

   Total expenses	                                              237,230

Fees and Expenses Absorbed by Investment Advisor         -

   Net expenses                                                 237,230

   Net investment income (loss)                                 -13,099

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES

  Net realized loss on investments                             -538,729
  Change in unrealized depreciation of investments for the year-101,802

  Net loss on investments                                      -640,531

Net Decrease in Net Assets Resulting from Operations		$  -653,630


The accompanying notes are  an integral part of the financial statements.


CENTURION T.A.A. FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                       1998         1997

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income (loss)	                        $-13,099	$3,312
 Net realized gain (loss) on investments              -538,729   -60,487
 Net change in unrealized depreciation of investments	-101,802  -406,598

   Net increase (decrease) in net assets resulting
from operations		                             -653,630   -463,773

Class C:
 Distribution to shareholders:
   Net investment income                               -12,145      -


CAPITAL SHARE TRANSACTIONS: (NOTE 5)
 Increase from capital shares sold                     365,679  1,783,727
 Increase from capital shares reinvested	              12,145      -
 Decrease from capital shares repurchased           -3,047,343 -2,744,423

  Net increase (decrease) from capital share
transactions                                        -2,669,519   -960,696

Total increase (decrease) in net assets             -3,335,294 -1,424,469

NET ASSETS
 Beginning of period                                 8,269,654  9,694,123

 End of period (includes no undistributed investment
income)                                             $4,934,360 $8,269,654


The accompanying notes are an integral part of the financial statements.



NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund commenced operations in January 1982. At the shareholder meeting on December 20, 1994, the shareholders voted to change the name of the fund to Centurion T.A.A. Fund, Inc. ("Fund") from Excel Value Fund, Inc. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the Fund is to achieve long-term investment return, including both capital appreciation and current income, consistent with reasonable risk.

	At the shareholder meeting on August 6, 1996, the shareholders approved the Fund to offer Class A, Class B, Class C and Class D shares, each of which has equal rights as to assets and voting privileges.
Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differ in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

	At the shareholder meeting on January 15, 1999, the shareholders voted to change the name of the fund to Centurion Counsel Funds, Inc. from Centurion T.A.A. Fund, Inc. Also, shareholders approved to reclassify each of the Fund's outstanding Class A shares, Class B shares, Class C shares, and Class D shares as the series entitled Centurion Market Neutral Fund Class A shares, Class B shares, Class C shares, and Class D shares, respectively.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Portfolio Valuation:
The Fund calculates its net asset value and completes orders to purchase, exchange or repurchase its shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Investments in securities traded on major exchanges are valued at the last quoted sales price on that exchange where such securities are primarily traded. Securities traded in the over-the-counter market are valued at the last sales price. Over-the-counter and listed securities that have not been traded on a certain day are valued at the average between the last bid and asked price. If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's Board of Directors. Debt securities are valued in
accordance with the procedures above.   Short-term securities are stated at
amortized cost (which approximates market value) if maturity is 60 days or less, or at market value if maturity is greater than 60 days.


Security Transactions and Related Investment Income:
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis. Discounts on debt securities purchased are amortized over the life of the respective security as adjustments to interest income.

Estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes:
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforwards totaling $313,324 which begin to expire in 2002.

Distributions to Shareholders:
Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

Restricted Securities:
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Cash Deposits:
At December 31, 1998 the Fund had cash on deposit at one financial institution of $308,854. Thus, all cash amounts over the maximum Federal Deposit Insurance Corporation coverage are not insured. From time to time, the Fund evaluates the credit worthiness of the financial institution and considers alternatives.


NOTE 2. NET ASSETS

At December 31, 1998, net assets consisted of:

Net proceeds from capital stock                             $ 6,622,910
Unrealized depreciation of securities                          (520,818)
Unrealized depreciation of covered call options written         (83,598)
Excess distributions over accumulated net income               (349,520)
Undistributed net realized loss from security transactions     (734,614)
                                                            $ 4,934,360

NOTE 3. COVERED CALL OPTIONS WRITTEN

As of December 31, 1998, portfolio securities valued at $1,162,849 were held by the custodian in connection with covered call options written by the Fund.

NOTE 4. PAYMENTS TO RELATED PARTIES

Centurion Counsel, Inc. ("Centurion") is the Fund's investment manager. The Fund pays investment management fees to Centurion at the annualized rate of 1.00% on the first $200 million of average daily net assets of the Fund, 0.85% on the next $200 million, 0.80% on the next $200 million, 0.75% on the next $200 million, 0.60% on the next $200 million and 0.50%
on amounts over $1 billion.   These fees are computed daily and paid
quarterly and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed 3.625% based on the average total net asset value of the Fund. During the year ended December 31, 1998 Centurion received investment management fees of $72,126.

Centurion Institutional Services, Inc. ("CISI"), an affiliate of Centurion, serves as the Fund's distributor. The Fund offers Class A, Class B,
Class C and Class D shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. CISI collects the sales charges imposed on the sale of Class A shares, and re-allows a portion of such charges to dealers who sold the shares. During the year ended December 31, 1998, no shares of Class A shares were sold. CISI also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.


Class B shares are not subject to initial sales charges. When Class B shares are sold, CISI from its own resources pays commissions to dealers who sell these shares. Certain redemptions of Class B shares made within six years of purchase are subject to contingent deferred sales charges ("CDSC") upon redemption, in accordance with the Fund's current prospectus. During the year ended December 31, 1998, no shares were sold and there were no redemptions of Class B shares, accordingly, CISI did not collect any CDSC charges. In addition, CISI makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Class D shares are not subject to initial sales charges, CDSC, service fees or distribution fees. These shares are only available to Advisor professionals and eligible employees of the Fund, Centurion and its affiliates or service organizations.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate plans of distribution with respect to the Fund's
Class A shares ("Class A Plan"), Class B shares ("Class B Plan"), and
Class C shares ("Class C Plan"), pursuant to which the Fund reimburses CISI for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for CISI's expenditures incurred in servicing and maintaining shareholder accounts.

Pursuant to the Fund's Class B Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for CISI's expenditures incurred in servicing and maintaining shareholder accounts, and may pay CISI a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for CISI's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

Pursuant to the Fund's Class C Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class C shares for CISI's expenditures incurred in servicing and maintaining shareholder accounts, and may pay CISI a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class C shares for CISI's expenditures incurred in providing services as distributor. Expenses incurred under the Class C Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect. During the year ended
December 31, 1998, CISI received servicing and distribution fees from the Fund of $62,985.

CISI also executes some of the Fund's portfolio transactions. During the year ended December 31, 1998, CISI received commissions of $100,811 from the Fund for this service.


Centurion Group, Inc. ("CGI"), an affiliate of Centurion and CISI, is the administrator and transfer agent of the Fund. CGI is paid an account maintenance fee of $0.75 per account per month, a customer statement fee of $50 per 1,000 statements and other miscellaneous charges and expenses. During the year ended December 31, 1998, CGI received transfer fees of $2,830 from the Fund.

CGI is also the accounting agent for the Fund. The monthly fee for these services paid to CGI is 0.15% of the Fund's average daily net assets with a minimum fee of $18,000 per year. During the year ended December 31, 1998, CGI received accounting fees of $18,000 from the Fund.

The Fund pays each of its Directors who is not an employee, officer or director of Centurion or any affiliate a $200 annual retainer and $400 for each meeting of the Board or any committee thereof attended by the Director. In addition the Fund pays each Director's expenses to attend the meetings.

NOTE 5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) were $23,041,000 and $25,885,000, respectively. Net loss on investments for the year ended December 31, 1998 was $640,531. That amount represents the net decrease in value of investments held during the year. The components are as follows:

                              Realized    Unrealized        Net
	Long Position         $  (84,887)  $   37,806     $  (47,081)
	Covered Calls Written   (448,500)    (107,220)      (552,720)
	Short Position            (5,342)     (32,388)       (37,730)
                            $ (538,729)  $ (101,802)    $ (640,531)

As of December 31, 1998, the unrealized depreciation on investments consists of gross unrealized gains of $582,450 and gross unrealized losses of $1,186,866.

As of December 31, 1998, securities sold short (at market value) totaled $1,162,849. The Fund has established a segregated margin deposit to account for cash greater or equal in value to the securities sold short. The margin deposit is held be the Fund's custodian and totals $1,872,161 at December 31, 1998.




NOTE 6. CAPITAL SHARE TRANSACTIONS

As of December 31, 1998, there were 100,000,000 shares of the Company's common stock authorized, at $0.01 par value. Transactions in capital stock of the Fund for the years ended December 31, 1998 and 1997 were as follows:

                    December 31, 1998             December 31, 1997
                     Shares      Amount          Shares       Amount
Class A shares:
Shares sold             0       $   0             2,563       $8,664
Shares issued in
   reinvestment
   of dividends         0           0                0             0
                        0           0             2,563        8,864
Shares redeemed         0           0               (14)         (88)

   Net increase         0       $   0             2,549  	 $ 8,576

Class B shares:
Shares sold             0       $   0               144      $   500
Shares issued in
   reinvestment
   of dividends         0           0                 0            0
                        0           0               144          500
Shares redeemed         0           0                 0            0

   Net increase         0       $   0               144  	 $   500

Class C shares:
Shares sold	       55,157    $188,539           385,499  $ 1,341,181
Shares issued in
   reinvestment
   of dividends         0           0                 0            0
                   55,157     188,539           385,499    1,341,181
Shares redeemed  (854,747) (2,722,413)         (434,885)  (1,494,774)

   Net decrease  (799,590)$(2,533,874)          (49,386)   $(153,593)

Class D shares:
Shares sold	       54,073    $177,140           123,388     $433,381
Shares issued in
   reinvestment
   of dividends     3,520      12,145                 0            0
                   57,593     189,285           123,388      433,381
Shares redeemed   (98,505)   (324,929)         (359,188)  (1,249,561)

   Net decrease   (40,912)  $(135,644)         (235,800)   ($816,180)


NOTE 7. PER SHARE INFORMATION

Selected data for each share of capital stock outstanding throughout the period is as follows:



		                              Class A              Class B
		                              Shares               Shares

Per Share Operating Performance:		1998   1997 (c)	   1998     1997 (c)

"Net asset value, beginning of period"   $3.35	$3.65		$	3.33 $3.65

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)                0.02    -              -0.01   -
Net gains  (losses) on investments
	(both realized and unrealized) (d) -0.33  -0.30	           -0.32 -0.32

Total From Investment Operation          -0.31	 -0.30           -0.33	-0.32

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income    -      -                -        -
Distributions from capital gains	       -      -                -        -

al Distributions                        -      -                -        -

Net asset value, end of period        $3.04   $3.35             $3.00  $3.33

TOTAL RETURN (e)                      -8.28%  -8.47%            -9.91% -4.39%

RATIOS AND SUPPLEMENTAL DATA
"Net Assets, End of Period
($000 Omitted)                          $   8   $   8              $   1  $   1
Ratios to net assets
Expenses, before waiver of fees       3.47%   2.38%              4.14%   2.84%
Expenses, after waiver of fees        3.47%   2.15%              4.14%   2.60%
Net investment income                 0.67%   0.64%              0.04%   0.19%
Portfolio Turnover Rate	            522.88% 234.67%            522.88%  234.67%
Number of Shares Outstanding
	at End of Period (000 Omitted)     3        3                  0          0


		Class C Shares (a)

                                            For the years ended December 31,
Per Share Operating Performance:		1998    1997     1996     1995     1994

"Net asset value, beginning of period"	$3.33   $3.51    $3.34   $3.43     $4.55

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)			-0.01	  -0.01    -0.03   -0.05     -0.18
Net gains  (losses) on investments
	(both realized and unrealized) (d)	-0.33	  -0.17     0.20   -0.04     -0.94

Total From Investment Operation     -0.34   -0.18     0.17   -0.09     -1.12

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income   -        -        -       -          -
Distributions from capital gains       -        -        -       -          -

Total Distributions                    -        -        -       -          -
"Net asset value, end of period      $2.99    $3.33    $3.51   $3.34      $3.43

TOTAL RETURN (e)                    -10.25%   -5.13%    5.16%  -2.62%    -28.01%

RATIOS AND SUPPLEMENTAL DATA
"Net Assets, End of Period
($000 Omitted)                       $4,166   $7,288   $7,855  $4,370     $ 452
Ratios to net assets
Expenses, before waiver of fees       3.34%    3.14%   3.54%   4.82%      9.04%
Expenses, after waiver of fees        3.34%    2.91%   3.54%   3.53%      6.00%
Net investment income                33.00%   -0.11%  -0.43%  17.00%     -4.78%
Portfolio Turnover Rate	            522.88%  234.67% 129.20%  57.20%    148.21%
Number of Shares Outstanding
At End of Period (000 Omitted)        1,392     2,191  2,241    1,309       132



		Class D
		Shares

Per Share Operating Performance:          1998	  1997      1996 (b)

Net asset value, beginning of period      $3.36   $3.51      $3.46

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)                 0.02    0.01         -
Net gains  (losses) on investments
	(both realized and unrealized) (d)  (0.33)  (0.16)      0.05

Total From Investment Operation           (0.31)  (0.15)      0.05

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income       -        -          -
Distributions from capital gains           -        -          -

Total Distributions                        -        -          -

Net asset value, end of period           $3.05 $ 3.36        $3.51

TOTAL RETURN (e)                         -8.09% -4.27%       -5.16%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period  ($000 Omitted) $760  $972          $1,839
Ratios to net assets
Expenses, before waiver of fees           2.96%   2.20%         2.13%
Expenses, after waiver of fees            2.96%   1.97%         2.13%
Net investment income                     0.85%   0.82%         0.00%
Portfolio Turnover Rate	                522.38% 234.67%       129.20%
Number of Shares Outstanding
	at End of Period (000 Omitted)      249     290           524


(a)	All capital shares issued and outstanding as of
      November 6, 1996 were reclassified as Class C Shares
(b)	For the period December 9, 1996 (effective date) to December 31, 1996.
(c)	For the period January 7, 1997 (first sale date) to December 31, 1997.
(d)	Allocated between Net Investment Income and Net Gains or (Losses)
      on Securities based on monthly weighted average shares outstanding.
(e)	Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front end sales charge or contingent deferred sales charge.